Execution Copy


DATE:                     September 28, 2006

TO: Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Supplemental Interest Trust Trustee for the benefit of RALI Series 2006-QA8 Supplemental Interest Trust, acting on behalf of the Class A Certificateholders and the Class M Certificateholders under the Pooling and Servicing Agreement identified below ("PARTY A")

ATTENTION:                RALI Series 2006-QA8

FROM: Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Supplemental Interest Trust Trustee for the benefit of RALI Series 2006-QA8 Supplemental Interest Trust, acting on behalf of the Class SB Certificateholders under the Pooling and Servicing Agreement identified below ("PARTY B")

SUBJECT:                  Payment Swap Confirmation and Agreement

REFERENCE NUMBER

The purpose of this letter agreement (the "Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Party A and Party B. This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the ISDA Form Master Agreement (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1. This Agreement is subject to and incorporates the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency-Cross Border) form (the "ISDA Form Master Agreement") but,


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


rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms used and not otherwise defined herein, in the ISDA Form Master Agreement or the Definitions shall have the meanings assigned to them in the series supplement (the "Series Supplement"), dated as of September 1, 2006, to the standard terms of pooling and servicing agreement, dated as of March 1, 2006 (the "Standard Terms", and together with the Series Supplement, the "Pooling and Servicing Agreement"), among Residential Accredit Loans, Inc., as depositor, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee. Each reference to a "Section" or to a "Section" "of this Agreement" will be construed as a reference to a Section of the 1992 ISDA Form Master Agreement. Each capitalized term used herein that is not defined herein or in the 1992 ISDA Form Master Agreement shall have the meaning defined in the Pooling and Servicing Agreement. Notwithstanding anything herein to the contrary, should any provision of this Agreement conflict with any provision of the Pooling and Servicing Agreement, the provision of the Pooling and Servicing Agreement shall apply.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

            Trade Date:
            Effective Date:
            Termination Date:               September   25,   2036   subject  to
                                            adjustment  in  accordance  with the
                                            Business Day Convention.

            Business Days:                  California,  Minnesota, Texas,
                                            New York, Illinois.

            Business Day Convention:        Following.

            PARTY A PAYMENTS:

            Party A Payment Dates:          Each  Distribution  Date  under  the
                                            Pooling and Servicing Agreement.

            Party A Payment Amounts:        On each  Party A Payment  Date,  the
                                            amount,   if  any,   equal   to  the
                                            aggregate   amount   of   Net   Swap
                                            Payments   and   Swap    Termination
                                            Payments    owed    to   the    Swap
                                            Counterparty  remaining unpaid after
                                            application  of the sum of (A)  from
                                            the Adjusted Available  Distribution
                                            Amount that would have  remained had
                                            the Adjusted Available  Distribution
                                            Amount   been    applied   on   such
                                            Distribution   Date  to   make   the
                                            distributions  for such Distribution
                                            Date under Section  4.02(c)  clauses


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


                                            (i)  through  (x) of the Pooling and
                                            Servicing Agreement,  of (I) Accrued
                                            Certificate Interest on the Class SB
                                            Certificates, (II) the amount of any
                                            Overcollateralization      Reduction
                                            Amount    and    (III)    for   each
                                            Distribution    Date    after    the
                                            Certificate   Principal  Balance  of
                                            each  Class of Class A  Certificates
                                            and  Class M  Certificates  has been
                                            reduced      to      zero,       the
                                            Overcollateralization   Amount,  (B)
                                            from  prepayment  charges on deposit
                                            in  the  Certificate   Amount,   any
                                            prepayment  charges  received on the
                                            Mortgage  Loans  during the  related
                                            Prepayment  Period  and (C) from the
                                            amount distributable with respect to
                                            the REMIC III Regular Interest IO.

            PARTY B PAYMENTS:

            Party B Payment Dates:          Each  Distribution  Date  under  the
                                            Pooling and Servicing Agreement

            Party B Payment Amounts:        On each  Party B  Payment  Date,  an
                                            amount  equal to the  lesser  of (a)
                                            the  Available  Distribution  Amount
                                            remaining on such  Distribution Date
                                            after  the   distributions  on  such
                                            Distribution   Date  under   Section
                                            4.02(c)  clauses (i) through (vi) of
                                            the Pooling and Servicing  Agreement
                                            and (b) the  aggregate  unpaid Basis
                                            Risk  Shortfalls  allocated  to  the
                                            Class A  Certificateholders  and the
                                            Class M Certificateholders  for such
                                            Distribution Date.

3. Additional Provisions: Each party hereto is hereby advised and acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the ISDA Form Master Agreement relating to such Transaction, as applicable.

4.  Provisions  Deemed  Incorporated  in a  Schedule  to the  ISDA  Form  Master
Agreement:

           1)  Termination  Provisions.  For  purposes  of the ISDA Form  Master
Agreement:

                      (a) "Specified Entity" is not applicable to Party A or Party B for any purpose.


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


                      (b) "Specified Transaction" is not applicable to Party A or Party B for any purpose, and, accordingly, Section 5(a)(v) shall not apply to Party A or Party B.

                      (c) The "Cross Default" provisions of Section 5(a)(vi) shall not apply to Party A or Party B.

                      (d) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A or Party B.

                      (e) With respect to Party A and Party B, the "Bankruptcy" provision of Section 5(a)(vii)(2) of the ISDA Form Master Agreement will be deleted in its entirety.

                      (f) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or to Party B.

                      (g)  Payments  on Early  Termination.  For the  purpose of
           Section 6(e) of the ISDA Form Master Agreement:

                                 (i) Market Quotation will apply.

                                 (ii) The Second Method will apply.

                      (h) "Termination Currency" means United States Dollars.

                      (i) The provisions of Sections 5(a)(ii), 5(a)(iii) and 5(a)(iv) shall not apply to Party A or Party B.

                      (j) Tax Event. The provisions of Section 2(d)(i)(4) and 2(d)(ii) of the ISDA Form Master Agreement shall not apply to Party A and Party A shall not be required to pay any additional amounts referred to therein.

           2) Tax Representations.

                      (a) Payer Representations. For the purpose of Section 3(e) of the ISDA Form Master Agreement, each of Party A and Party B will make the following representations:

                      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:


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


                                 (i) the accuracy of any representations made by
                      the other party pursuant to Section 3(f) of the ISDA Form Master Agreement;

                                 (ii) the satisfaction of the agreement contained in Sections 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Sections 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement; and

                                 (iii) the  satisfaction of the agreement of the
                      other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause
                      (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

                      (b) Payee Representations. For the purpose of Section 3(f) of the ISDA Form Master Agreement, Party A and Party B make the following representations: None

           3) Documents to be Delivered. For the purpose of Section 4(a) (i) and 4(a) (iii):

                      (1) Tax forms, documents, or certificates to be delivered are:

PARTY REQUIRED TO     FORM/DOCUMENT/               DATE BY WHICH TO
DELIVER DOCUMENT      CERTIFICATE                  BE DELIVERED
Party A and Party B   Any documents required       Promptly after the earlier
                      or reasonably requested      of (i) reasonable demand by
                      to allow the other party     either party or (ii) learning
                      to make payments under       that such form or document
                      this Agreement without       is required
                      any deduction or
                      withholding for or on
                      the account of any Tax
                      or with such deduction
                      or withholding at a
                      reduced rate


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



                      (2) Other documents to be delivered are:

PARTY REQUIRED           FORM/DOCUMENT/                 DATE BY WHICH TO    COVERED BY
TO DELIVER               CERTIFICATE                    BE DELIVERED        SECTION 3(D)
DOCUMENT                                                                    REPRESENTATION
Party A and Party B      Any documents required by      Upon execution          Yes
                         the receiving party to         and delivery of
                         evidence the authority of      this Agreement
                         the delivering party for it    and such
                         to execute and deliver this    Confirmation
                         Agreement, any Confirmation
                         to which it is a party, and
                         to evidence the authority of
                         the delivering party to
                         perform its obligations
                         under this Agreement and
                         such Confirmation.
Party A and Party B      A certificate of an            Upon the                Yes
                         authorized officer of the      execution and
                         party, as to the incumbency    delivery of this
                         and authority of the           Agreement and
                         respective officers of the     such Confirmation
                         party signing this Agreement

           4) Miscellaneous. Miscellaneous

                      (a) Address for Notices: For the purposes of Section 12(a) of this Agreement:

                             Address for notices or communications to Party A:

        Address:            RALI Series 2006-QA8 Trust,
                            acting through  Deutsche Bank Trust Company Americas
                            not in its  individual  capacity  but  solely in its
                            capacity as Supplemental  Interest Trust Trustee for
                            the benefit of the RALI Series 2006-QA8 Supplemental
                            Interest Trust
                            Attn:       RALI Series 2006-QA8 Trust
                            Fax:        714-247-6285
        with a copy to:     Residential Funding Corporation
                            8400 Normandale Lake Blvd., Suite 600
                            Minneapolis, MN 55437

        Attention:          Steve Milstein
        Facsimile:          301-664-6901

        (For all purposes)

        Address for notices or communications to Party B:

        Address:            RALI Series 2006-QA8 Trust,
                            acting through Deutsche Bank Trust Company Americas not in its individual capacity but solely in its capacity as Supplemental Interest Trust Trustee for the benefit of the RALI Series 2006-QA8 Supplemental Interest Trust
                            Attn:       RALI Series 2006-QA8 Trust
                            Fax:        714-247-6285

        with a copy to:     Residential Funding Corporation
                            8400 Normandale Lake Blvd., Suite 600
                            Minneapolis, MN 55437

        Attention:          Steve Milstein
        Facsimile No.:      301-664-6901

        (For all purposes)


                      (b) Process Agent. For the purpose of Section 13(c):

                Party A:         Not Applicable
                Party B:         Not Applicable


                      (c) Offices. The provisions of Section 10(a) will not apply to this Agreement; neither Party A nor Party B have any Offices other than as set forth in the Notices Section.

                      (d) Multibranch Party. For the purpose of Section 10(c) of the ISDA Form Master Agreement, neither Party A nor Party B is a Multibranch. Party.

                      (e) Calculation Agent. The Calculation Agent is Party B.

                      (f) Credit Support Document.

                          Not Applicable

                      (g) Credit Support Provider.

                          Not Applicable

                      (h) Governing Law. The parties to this ISDA Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole, without regard to the conflict of law provision thereof, other than New York General Obligations Law Sections 5-1401 and 5-1402.

                      (i) Non-Petition. Party A and Party B each hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against or cause any other person to institute against RALI Series 2006-QA8 Trust, Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QA8, or the other party any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction for the non-payment of any amount due hereunder or any other reason until the payment in full of the Certificates and the expiration of a period of one year plus ten days (or, if longer, the applicable preference period) following such payment.

                      (j) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

                      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

                      (k) Consent to  Recording.  Each party hereto  consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

                      (l) Waiver of Jury Trial. Each party to this Agreement respectively waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

                      (m) Set-Off Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

                      (n)   This   Agreement   may  be   executed   in   several
           counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                      (o) Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Americas, not individually or personally but solely as Trustee of Party A and Party B, in the exercise of the powers and authority conferred and vested in it and that Deutsche Bank Trust Company Americas shall perform its duties and obligations hereunder in accordance with the standard of care set forth in Article VIII of the Pooling and Servicing Agreement, (b) each of the representations, undertakings and agreements herein made on the part of Party A and Party B is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Americas but is made and intended for the purpose of binding only Party A and Party B, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank Trust Company Americas, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto; provided that nothing in this paragraph shall relieve Deutsche Bank Trust Company Americas from performing its duties and obligations hereunder and under the Pooling and Servicing Agreement in accordance with the standard of care set forth therein, and (d) under no circumstances shall Deutsche Bank Trust Company Americas be personally liable for the payment of any indebtedness or expenses of

           Party A or Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party A or Party B under this Agreement or any other related documents; provided, that nothing in this paragraph shall relieve Deutsche Bank Trust Company Americas from performing its duties and obligations hereunder and under the Pooling and Servicing Agreement in accordance with the standard of care set forth herein and therein.

           5) "Affiliate". Party A and Party B shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

           6) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

                      "(g) Relationship Between Parties.

           Each party represents to the other party on each date when it enters into a Transaction that:--

                      (1) Nonreliance. (i) It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party.

                      (2) Evaluation and Understanding.

                                 (i) It has the capacity to evaluate (internally
                      or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction and has been directed by the Pooling and Servicing Agreement to enter into this Transaction; and

                                 (ii) It understands  the terms,  conditions and
                      risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                      (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                      (4) Status of Parties. The other party is not acting as agent, fiduciary or advisor for it in respect of the Transaction.

                      (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, and it constitutes an "eligible contract participant" as such term is defined in Section 1(a)12 of the Commodity Exchange Act, as amended."

           7) Account Details and Settlement Information:

              PAYMENTS TO PARTY A:
              Deutsche Bank Trust Company Americas
              ABA Number: 021-001-003
              Account Number: [as provided by Party B in writing to Party A] Account Name: [as provided by Party B in writing to Party A]
              Ref: RALI 2006-QA8 Swap

              PAYMENTS TO PARTY B:
              Deutsche Bank Trust Company Americas
              ABA Number: 021-001-003
              Account Number: [as provided by Party B in writing to Party A] Account Name: [as provided by Party B in writing to Party A]
              Ref: RALI 2006-QA8 Swap

Please sign and return to us a copy of this Agreement.


                                            Very truly yours,

                                            DEUTSCHE    BANK    TRUST    COMPANY
                                            AMERICAS,   not  in  its  individual
                                            capacity but solely as  Supplemental
                                            Interest   Trust   Trustee  for  the
                                            benefit  of  RALI  Series   2006-QA8
                                            Supplemental  Interest Trust, acting
                                            on    behalf   of   the   Class   SB
                                            Certificateholders




                                            By:    /s/ Amy Stoddard
                                                   Name:  Amy Stoddard
                                                   Title: Authorized Signer



                                            AGREED AND  ACCEPTED AS OF THE TRADE
                                            DATE
                                            DEUTSCHE    BANK    TRUST    COMPANY
                                            AMERICAS,   not  in  its  individual
                                            capacity but solely as  Supplemental
                                            Interest   Trust   Trustee  for  the
                                            benefit  of  RALI  Series   2006-QA8
                                            Supplemental  Interest Trust, acting
                                            on    behalf    of   the   Class   A
                                            Certificateholders,  and the Class M
                                            Certificateholders


                                            By:    /s/ Amy Stoddard
                                                   Name:  Amy Stoddard
                                                   Title: Authorized Signer